JANUARY 2023 Investor Summary // NYSE: FTK Exhibit 99.1

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. Investor Presentation / January 2023 // 2

Investment Summary Investor Presentation / January 2023 // 3 • Rapid revenue growth phase • Transition to positive cash flow • Improving balance sheet • Capital light business model • Full cycle resilience FTK is a simple 2023 investment story

Company Overview



Marlow, OK
Monahans, TX
Raceland, LA
Houston, TX (HQ)
Abu Dhabi, UAE
Headquarters
Offices

FLOTEK INDUSTRIES (FTK)

Technology-driven chemistry and data analytics company

Founded:	**1985**
Employees:	**164**
Countries with Clients:	**15+**
Corporate Headquarters:	**Houston**

Chemical Technologies

Energy Chemistry Technologies

Sustainable stimulation chemistry to maximize production and minimize environmental impact.

Commercial & Consumer Professional Chemistry

High-performance products for commercial and personal use.

Data Analytics

Digital Technologies & Data Analytics

Transforming business through real-time data, monitoring and visualization across the energy value chain.

FLOTEK Investor Presentation / January 2023 // 4

Flotek Revenue Opportunity Managing for Rapid Growth Quarterly Consolidated Revenue Investor Presentation / January 2023 // 5 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022A Q4 2022E • Q3 2022 revenue up 55% QoQ • Average frac fleets serviced up 7.75x YoY • 5X increase in volume of custom chemistry solutions provided YoY • Improving working capital metrics • Only 10% addition to headcount • Zero lost time incidents in field operations

Path to Positive Adjusted EBITDA Margin Revenue Growth + Expense Management + Capital Light Growth = Positive *Adjusted EBITDA Margin Investor Presentation / January 2023 // 6 -80.0% -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022E Q4 2022E Quarterly * Adjusted EBITDA Margin Consistently improving Adjusted EBITDA margin over past 5 quarters provides evidence of progress toward positive margins • Flawless execution of safety and service quality • Real-time telemetry across entire ISO fleet • Increasing impact from economies of scale • Delivery of customized chemistry and data solutions * Adjusted EBITDA is a non-GAAP metric. Please see company filings for reconciliation to nearest GAAP measure

Improving Balance Sheet Total Debt – less than $400k: $4.4MM of $4.8MM PPP loan forgiven in January 2023 Cash Balance – $12.5MM (December 31, 2022 ) ProFrac Equity Investment • ProFrac invested $19.5MM in Flotek pre-funded warrants • Purchase of pre-funded warrants completed at a 20% premium to 30-day VWAP Real Estate Asset Optimization • Monahans, TX: Sold facility for $1.5MM in December, 2022 • Waller, TX: Sold facility for $4.3MM in April, 2022 • Calgary, Canada: Lease terminated at the end of February, 2022 Paycheck Protection Program (PPP) • Q1 2023 – secured forgiveness for $4.4MM of Flotek’s PPP loan Balance sheet and liquidity to weather the full cycle Investor Presentation / January 2023 // 7

Capital-light Growth Marlow Liquid Blending Facility • Capacity ~ 60MM gallons/year • 35 bulk storage tanks: 755k gallons • Heated bulk storage: 195k gallons • Ambient bulk storage: 560k gallons Low Asset Utilization Rate Means Minimal Capex Required For Growth Investor Presentation / January 2023 // 8

Strategic Priorities Flawless Execution Exemplary safety and service delivery Capital-light Growth No new capital required to support robust growth Environmental Leadership Focus on protecting people, land, air, and water Investor Presentation / January 2023 // 9 Sustainable Revenue 10-year contract with guaranteed minimum of $2B+ Focus on Profitability Upper quartile performance of SG&A as a percentage of revenue Improving Balance Sheet Low debt balance positions company to prosper through the cycle

Investor Contact Bernie Colson SVP – Corporate Development & Sustainability investors@flotekind.com (713) 726-5322 // NYSE: FTK